AFL-CIO Housing Investment Trust

Performance Commentary

2nd Quarter 2017

Chang Suh

Senior Executive Vice President and Chief Portfolio Manager

AFL-CIO Housing Investment Trust

July 19, 2017

The second quarter of 2017 was characterized by low volatility, steady global expansion, and low inflation. However, high levels of geopolitical uncertainty and timing of normalization of the Federal Reserve’s monetary policy hung over the markets. Despite another rate hike in June, longer-term interest rates have been range bound, resulting in a flattening of the yield curve. Against this backdrop, many financial products across the credit risk spectrum, including the high credit quality HIT, generated positive returns.

The HIT returned 1.42% on a gross basis and 1.32% on a net basis for the second quarter, compared to 1.45% for the Barclays Capital Aggregate Bond Index (Barclays Aggregate). Spread tightening for most of the HIT’s multifamily mortgage-backed securities (MBS) and its ongoing yield advantage were offset by very strong performance of corporate bonds and lower credit securities, which the HIT does not hold. The HIT outperformed the benchmark for longer periods on a gross basis, with higher returns for the year-to-date, 1-, 3-, 5-, and 10-year periods ending June 30, 2017. (For more on performance see page 2.)

The HIT continues to execute its long-standing strategy of constructing a portfolio that provides higher income with less credit risk than the Barclays Aggregate by overweighting government/agency credit quality multifamily MBS. It substitutes these prepayment-protected MBS, which represented nearly two-thirds of the portfolio at quarter-end, for some Treasuries and all corporate debt in the benchmark. Construction-related securities provide financial benefits to investors while simultaneously allowing the HIT to generate jobs for members of the building and construction trades and to produce affordable housing and significant economic benefits for communities across the country.

For the first half of 2017, the HIT committed to over $172 million in eight projects with total development investment of $911 million. These projects are creating 4,336 housing units, with 76% affordable or workforce housing, and an estimated 1,220 union construction jobs. Since its inception in 1984, the HIT has invested $10.6 billion in projects with $17.5 billion in total development (in 2016 dollars), generating an estimated 78,000 union construction jobs and over 166,000 total jobs in local communities.

Second Quarter 2017 Performance

The HIT continued to generate competitive returns during the quarter, and its gross returns exceeded the benchmark for the year-to-date, 1-, 3-, 5-, and 10-year periods ending June 30, 2017 by 8, 33, 30, 30, and 41 basis points, respectively. For the second quarter, the HIT’s performance lagged the Barclays Aggregate by 3 basis points on a gross basis and 13 basis points on a net basis. Government/agency multifamily mortgage securities in the HIT’s portfolio, which represented 66% of its portfolio assets at quarter-end, positively impacted relative returns as they helped to generate higher income than the Barclays Aggregate. Further, spreads to Treasuries tightened for most of these securities. Additionally, the HIT benefited from its underweight to fixed-rate agency single family MBS as these spreads widened during the period. The HIT held 18.6% of its portfolio in these MBS at quarter-end compared to 28.2% in the Barclays Aggregate.

Negative impacts to HIT’s relative performance for the quarter included the HIT’s underweight to corporate bonds (the HIT does not hold corporates) and overweight to the highest credit quality sector of the investment grade universe. The corporate sector, which accounted for over 25% of the Barclays Aggregate at the end of the period, outperformed all other types of investment grade fixed-income investments over the period, with excess returns of 112 basis points. Over 96% of the HIT portfolio was rated AAA or carried a government or government-sponsored enterprise (GSE) guarantee compared to less than 72% for the Barclays Aggregate at the end of the quarter. The excess return of the highest quality securities of 2 basis points was the lowest among the four credit ratings buckets. The HIT held no securities rated A or BBB (with excess returns of 97 and 124 basis points, respectively) while those two sectors represented over 24% of the Barclays Aggregate at June 30.

Total Returns: HIT vs. Barclays Aggregate

The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus, which is available on the HIT’s website at www.aflcio-hit.com or by calling 202-331-8055. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Second Quarter 2017 Market Environment

After another slow start to the year, U.S. economic growth appears to have picked up slightly in the second quarter. Overall, the economy seems to be on track for another year of 2% growth as it enters the 9th year of the current economic expansion. The labor market continues to add jobs at a healthy pace with the average monthly increase in the second quarter of 194,000 jobs. While job growth remains strong and the unemployment rate remains low at 4.4%, wage growth continues to disappoint and inflation remains below the Fed’s 2% target. Global economic growth was positive overall, with the Eurozone, in particular, improving.

Despite economic growth and low volatility during the second quarter, markets were impacted by a variety of factors, including expectations about Federal Reserve policy normalization, increased uncertainty over U.S. tax cuts and infrastructure spending, and geopolitical risks in Europe, the Middle East, North Korea, and China. However, most sectors experienced positive returns over the quarter. Domestic equity prices rose for the quarter (with the Dow, S&P 500, and NASDAQ increasing by about 3.3%, 2.6%, and 3.9%, respectively). European and Asian equities were also up. Oil was a noteworthy laggard as prices fell.

The U.S. Treasury yield curve flattened. During the quarter, the 2-year maturity increased by 13 basis points on Federal Reserve tightening and 5-, 10-, and 30-year maturities dropped by 4, 9, and 18 basis points, respectively, on low inflation, uncertainty about domestic fiscal policy, and other factors. Despite raising the fed funds rate by 25 basis points and discussing shrinking the Fed’s $4.5 trillion balance sheet (by scaling back Treasury and MBS reinvestments) at the Federal Open Market Committee meeting on June 14, longer-term rates dipped after the meeting. One more rate hike was generally expected in 2017, with several more in 2018. The last week of June was met with increases in European government bond and Treasury yields, reflecting European central bankers’ indications that they were less dovish than many market participants had expected.

2017 U.S. Treasury Rates

Source: Barclays Live

Spreads narrowed across most sectors. For corporate bonds, spread tightening continued, with the sector showing a large positive excess return of 112 basis points for the quarter, including a significant tightening at the end of June. The HIT’s lack of corporates hurt its relative performance. Spreads on the HIT’s Fannie Mae DUS 10/9.5 structure and Ginnie Mae REMICS contracted by 14 and 11 basis points, respectively, while spreads on FHA/Ginnie Mae construction/permanent and permanent loan certificates widened by 1 and 6 basis points, respectively. Spreads on generic benchmark securities, which were also mixed for the quarter, are shown below.

Historical Multifamily Spreads

June 2012 - June 2017

Source: HIT and Securities Dealers

Looking Ahead

As the second half of 2017 begins, the HIT has a significant and growing pipeline of potential multifamily projects to finance during the remainder of the year and into next year. The HIT has made a concerted effort to strengthen relationships with selected mortgage bankers and housing finance agencies (HFAs), while also conducting broad outreach to market participants including developers, bond underwriters, city planning offices, and labor representatives. These efforts have reinforced relationships with long-term partners and have opened up possibilities for new business opportunities. In addition, affordable multifamily housing rental demand is likely to remain strong due to demographics, and older properties will continue to require substantial renovation. Because construction-related multifamily MBS tend to have higher yields than permanent multifamily MBS and other products of similar credit quality, the ability to add these securities to the HIT’s portfolio contributes to its yield advantage while enabling the HIT to generate union construction jobs building affordable housing.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index

June 30, 2017

	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
U.S. Government/ Agency/AAA/Cash	96.3%	71.6%	Effective Duration	5.42	5.84
A & Below	0.1%	24.2%	Convexity	0.08	0.10
Superior Yield			Similar Call Risk
Current Yield: 32 basis point advantage	3.27%	2.95%	Call Protected	74%	72%
Yield to Worst: 25 basis point advantage	2.74%	2.49%	Not Call Protected	26%	28%

Taking into account the elevated level of geopolitical uncertainty around the globe as well as expected moves toward normalization in monetary policy from the Fed and historically low interest rates, the HIT plans to continue to manage its duration to be slightly shorter than its benchmark. This duration position should help contribute to the HIT’s performance relative to the benchmark if longer-term interest rates rise, while keeping the duration long enough to help generate strong absolute returns if interest rates fall due to disappointing economic growth or geopolitical crises. However, we believe that there are many reasons that longer-term interest rates may continue to be somewhat anchored in this environment.

In this climate of uncertainty, we believe that it is especially important to have a well-diversified strategy and for investors to have high credit quality fixed-income investments like the HIT to balance the riskier assets like equities and hedge funds in their portfolios. The HIT should continue to meet the needs of long-term investors seeking income, high credit quality, and diversification.

This commentary contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of June 30, 2017, unless otherwise noted. The yield calculations herein are not current yield or other performance data as defined by the SEC in rule 482, but instead represent widely accepted portfolio characteristic information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.aflcio-hit.com.

AFL-CIO Housing Investment Trust

2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037

Phone (202) 331-8055 Fax (202) 331-8190

www.aflcio-hit.com

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